                         REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of January 31, 1996, is entered into by and among Western Publishing Group, Inc., a Delaware corporation (the "Company"), Richard A. Bernstein ("Bernstein"), the Trust, fbo Richard A. Bernstein u/a March 16, 1978, Richard A. Bernstein and Stuart Turner, as trustees (the "Bernstein Trust"), The Richard A. and Amelia Bernstein Foundation, Inc., a New York not-for-profit corporation (the "Bernstein Foundation"), and the Trust fbo Richard A. Bernstein u/a Barry S. Bernstein dated April 5, 1986, Fleet National Bank of Connecticut, as trustee (the "Fleet National Trust").

                  WHEREAS, Bernstein is the owner of 3,501,000 shares of common stock, par value $.01 per share, of the Company ("Common Stock"), the Bernstein Trust is the owner of 400,000 shares of Common Stock, the Bernstein Foundation is the owner of 60,000 shares of Common Stock and the Fleet National Trust is the owner of 95,771 shares of Common Stock (collectively, the "Registrable Securities" (subject to Section 1(e) below));

                  WHEREAS, the Company has agreed to grant to each Holder certain rights to have the shares of Common Stock owned by such Holder registered under the Securities Act of 1933, as amended (the "Act");

                  NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1.  Definitions.

                  As used in this Agreement:

                  (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act;

                  (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended;

                  (c) the term "Holders" shall mean Bernstein, the Bernstein Trust, the Bernstein Foundation, the Fleet National Trust and permitted transferees of Registrable Securities pursuant to Section 10 hereof;

                  (d) the term "Initiating Holder" shall mean any Holder or Holders who in the aggregate are Holders of more than 50% of the then outstanding Registrable Securities;

                  (e) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;


                  (f) "Registrable Securities" is defined in the first recital hereof and shall also include any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any such securities, provided, however, that any shares transferred to a person other than a Holder shall cease to be Registrable Securities;

                  (g) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 2, 3, 4, 5 and 6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

                  (h) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders.

                   SECTION 2.  Demand Registration.

                  (a) Request for Registration. If the Company shall receive from an Initiating Holder, at any time after the Company's publicly announcing (which may include disclosure in the proxy statement mailed to the holders of Company Common Stock in connection with the transaction contemplated by the Securities Purchase Agreement (as defined in Section 7(a) hereof)) the consolidated financial results of the Company and its consolidated subsidiaries for the fiscal year ending February 3, 1996 in the same detail as the Company's public announcement of such results for the fiscal year ended January 29, 1995 (containing at least the consolidated revenues, operating income and net income of the Company and its consolidated subsidiaries), a written request that the
Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                             (i) within five (5) days of receipt of such
                  request, give written notice of the proposed registration, qualification or compliance to all other Holders; and

                            (ii) as soon as practicable, use its diligent best
                  efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within ten (10) days after written notice from the Company is given under Section 2(a)(i) above; provided further that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2:

                                       (A) In any particular jurisdiction in
                           which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act or applicable rules or regulations thereunder;

                                       (B) After the Company has effected two
                           (2) such registrations pursuant to this Section 2, provided that the Company shall be deemed to have effected such a registration if a registration statement is filed at the request of the Holders and
                           (x) is subsequently withdrawn other than at the initiative of the Company or (y) is declared effective;

                                       (C) If, after the first anniversary of
                           the date hereof, in the good faith judgment of the

                           Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, provided that such deferral does not last longer than 90 days and will not occur more than once in any 12-month period.

                  The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2(b) below, include other securities of the Company which are held by officers or directors of the Company, or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company shall have no absolute right to include any of its securities in any such registration.

                  (b) Underwriting. Any distribution of Registrable Securities pursuant to this Section 2 shall be accomplished by means of a firm commitment underwriting.

                  If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to Section 2, or if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in such a registration (the "Other Stockholders") request such inclusion, the Holders shall offer to include the securities of such officers, directors and Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this
Section 2. The Holders whose shares are to be included in such registration and the Company shall (together with all officers, directors and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company, which selection shall be reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this Section 2, if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors (other than Registrable Securities) of the Company and the securities held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares originally proposed to be registered by such Holder) by such minimum number of shares as is necessary to comply with such request. No
Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any of the Holders or any officer, director or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  (c) Conditions. Any offering of Registrable Securities registered pursuant to this Section 2 shall be subject to the following conditions:

                                    (i)  No purchaser shall be an
                  Entrepreneurial Investor (as defined in the Irrevocable Proxy, dated as of even date herewith, between Golden Press Holding, L.L.C. ("GP Holding") and the Shareholder); and

                                    (ii) Such offering shall not be made for
                  reasonable periods before and, as determined by the managing underwriter in respect of such offering, after the effective date of a registration statement for any primary or secondary public offering of the Company's securities.

                   SECTION 3.  Company Registration.

                  (a) Request For Registration. If the Company shall determine to register any of its equity securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights (other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company will:


                             (i) promptly give to each of the Holders a written
                  notice thereof which shall describe in reasonable detail the proposed registration and distribution (including those jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and


                            (ii) include in such registration (and any related
                  qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 3(b) below. Such written request may specify all or a part of the Holders' Registrable Securities.


                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event, the right of each of the Holders to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3, if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting as the representative deems necessary and appropriate. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Stockholders of the Company (other than Registrable Securities, securities held by holders who by contractual right demanded such registration ("Demanding Holders") and securities held by "Holders" under the Registration Rights Agreement, dated as of the effective date of this Agreement, between the Company and GP Holding (the "GP Holding Holders")) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders and the GP Holding Holders (if the GP Holding Holders are not Demanding Holders) shall be reduced, on a pro rata basis (based on the number of shares originally proposed to be registered by each such person), by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders disapprove of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Company shall have the right to withdraw such registration at any time in its sole discretion.


                  (c) Number. Each of the Holders shall be entitled to have its shares included in an unlimited number of registrations pursuant to this
Section 3.

                  SECTION 4. Shelf Registration. If the Company shall receive from an Initiating Holder, at any time prior to two (2) months after the effective date hereof set forth in Section 19 hereof, a written request that the Company effect a registration pursuant to Rule 415, or any successor rule under the Act, that would permit the sale of all or a part of the Registrable Securities from time to time:

                             (a) The Company shall use its best efforts to file
                  with the Commission and thereafter to cause to be declared effective as promptly as practicable a registration statement on an appropriate form under the

                  Act as reasonably determined by the Company relating to the offer and sale of the Registrable Securities by the Holders from time to time pursuant to Rule 415, or any successor rule under the Act, in accordance with the methods of distribution set forth in such registration statement (a "Shelf

                  Registration Statement").

                             (b) The Company shall use its best efforts to keep
                  the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for the period ending three (3) months after the effective date hereof or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold. Notwithstanding any other provision hereof, the Company may postpone or suspend the filing or the effectiveness of the Shelf Registration Statement (or any amendments or supplements thereto) if (i) such action is required by applicable law, or
                  (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, other pending corporate developments, public filings with the Commission or other similar events, so long as the Company promptly thereafter complies with the requirements of Section 6(a)(v) hereof, if applicable. The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it intentionally takes any action not contemplated by clause (i) or (ii) above that would result in holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during the period.


                  SECTION 5. Expenses of Registration. With respect to a registration pursuant to Section 2 and 4 hereof, all Registration Expenses and all Selling Expenses shall be borne by the Holders of the securities so registered, together with any other party whose shares are included in such registration (including the Company, either because shares are included in such registration for its own account or because it agreed to pay the expenses of other registering holders), pro rata, on the basis of the number of their shares so registered. With respect to a registration pursuant to Section 3(a) hereof, all Registration Expenses shall be borne by the Company and all

Selling Expenses shall be borne by the Holders of the securities so registered, together with any other party whose shares are included in such registration (including the Company, either because shares are included in such registration for its own account or because it agreed to pay the expenses of another registering holder), pro rata on the basis of the number of their shares so registered. In addition to the Company's other rights in respect of expenses in this Agreement, the Company shall have the right, in order to cover such expenses, to deduct the amount of such expenses from the offering proceeds to which the Bernstein Trust, the Bernstein Foundation and the Fleet National Trust would otherwise have been entitled.



                            SECTION 6.  Registration Procedure.

                  (a) In the case of each registration effected by the Company pursuant to this Agreement, the Company will:

                           (i) provide the Holders of Registrable Securities to
                  be registered under the registration statement, their underwriters, if any, and their respective counsel and accountants, a reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto;

                            (ii) notify each Holder as to the filing of the
                  registration statement and of all amendments or supplements thereto filed prior to the effective date of such registration statement;

                           (iii) notify each Holder, promptly after it shall
                  receive notice thereof, of the time when such registration statement becomes effective or when any amendment or supplement to any prospectus forming a part of such registration statement has been filed;

                            (iv) notify each Holder promptly of any request by
                  the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                             (v) prepare and promptly file with the Commission,
                  and promptly notify each Holder of the filing of, any amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, and, in addition, prepare and file with the Commission, promptly upon the written request of any Holder, any amendments or supplements to such registration statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

                            (vi) prepare promptly upon request of the Holders or
                  any underwriters for the Holders such amendment or amendments to such registration statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of Section 10(a)(3) of the Act, unless, in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such amendment or amendments to be filed, provided that such deferral does not last longer than 90 days and will not occur more than once in any 12-month period;

                           (vii) advise each Holder promptly after the Company
                  shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such registration statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued;

                          (viii) use its best efforts to qualify as soon as
                  reasonably practicable the Registrable Securities included in the registration statement for sale under the blue sky or other state securities laws of such states and jurisdictions within the United States as shall be reasonably requested by any Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions;

                            (ix) furnish each Holder, as soon as available,
                  copies of any registration statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant hereto, all in such quantities as any Holder may from time to time reasonably request;

                             (x) furnish, at the request of any Holder
                  requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holders requesting registration of Registrable Securities, and
                  (ii) a letter, dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and, if customarily given to holders of securities to be sold in a registration, to the Holders requesting registration of Registrable Securities;

                            (xi) otherwise use its best efforts to comply with
                  all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than 16 months after the effective date of the registration statement, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provision of Section 11(a) of the Act; and

                           (xii) enter into and perform an underwriting
                  agreement with the managing underwriter, if any, selected as provided in Section 2(b) and 3(b), containing customary (y) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions, and (z) representations, warranties, covenants, indemnities, terms and conditions provided that the Holders may, at their option, require that any or all agreements on the part of the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders, any or all of the conditions precedent to the obligations of the Company shall also be conditions precedent to the obligations of such Holders, and all representations and warranties by the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders, and provided further that such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements reasonably requested by the managing underwriter or otherwise required by law.

                  (b) At the expense of the Company, the Company will keep each registration effected by the Company pursuant to Section 3(a) effective for a period of nine (9) months or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs. At the expense of the Holders, together with any other party whose shares are included in such registration (including the Company, either because shares are included in such registration for its own account or because it agreed to pay the expenses of other registering holders), pro rata, on the basis of the number of their shares so registered, the Company will keep each registration effected by the Company pursuant to Section 2 effective for a period of nine (9) months or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, unless, in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration to be kept effective for such period, provided that such deferral does not last longer than 90 days and will not occur more than once in any 12-month period. In addition to the Company's other rights in respect of expenses in this Agreement, the Company shall have the right, in order to cover such expenses, to deduct the amount of such expenses from the offering proceeds to which the Bernstein Trust, the Bernstein Foundation and the Fleet National Trust would otherwise have been entitled.

                            SECTION 7.  Indemnification.

                  (a) To the extent permitted by law, the Company will indemnify each of the Holders, each of its officers, directors, agents, trustees, representatives and affiliates of the foregoing, each underwriter (as defined in the Act), if any, and each person controlling each of the Holders or such underwriter within the meaning of the Act and the rules and regulations thereunder, with respect to each registration which has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors, partners, members, managers, agents, representatives and their affiliates, each such underwriter and each person controlling any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon (i) written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein or (ii) until the date of issuance of the Company's audited consolidated financial statements for the fiscal year ended on or about January 31, 1997, any representation or warranty made by the Company in that certain Securities Purchase Agreement, dated as of even date herewith, between the Company and GP Holding (the "Securities Purchase Agreement").

                  (b) To the extent permitted by law, each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, agents and representatives and each underwriter, if any, and each person controlling the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such directors, officers, agents, representatives, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the indemnity agreement contained in this
Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holders, and provided further that the obligations of each of the Holders hereunder shall be limited to an amount equal to the proceeds to such Holder of securities sold as contemplated herein.

                  (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided, however, that the obligations of each Holder shall be limited to an amount equal to the proceeds to such Holder from the sale of Registrable Securities as contemplated herein. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

                  (f) The foregoing indemnity agreements are subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act.

                  (g)  The obligations of the Company and the Holders under this
Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and otherwise.


                  (h) The foregoing indemnity agreements shall include reasonable fees and expenses of counsel incurred by the Indemnified Party in any action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise.

                  SECTION 8. Information by the Holders. Each of the Holders shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                  SECTION 9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                  (c) furnish to any Holder upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company filed with the Commission and such other reports and documents so filed by the Company and (iii) such other information as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

                  SECTION 10. Assignability. No party may assign or transfer its rights or obligations hereunder without the prior written consent of the other, except that Bernstein's rights hereunder may be transferred by will or the laws of descent and distribution to a charitable organization, an immediate family member or a trust (25% or more of the beneficial interests of which are owned by affiliates of Bernstein or one or more members of his immediate family), in each case to which Bernstein has transferred Registrable Securities to the extent permitted by Section 5(d)(i) or (iv) of the Irrevocable Proxy, dated as of even date herewith, between GP Holding and Bernstein.

                  SECTION 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 12. Amendment. Any modification, amendment or waiver of this Agreement or any provision hereof shall be in writing and executed by the Company, GP Holding and the Holders of not less than 50% of the Registrable

Securities, provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities.

                  SECTION 13. Notices. All notices, requests, consents and demands shall be in writing and shall be personally delivered, mailed, postage prepaid, telecopied or telegraphed or delivered by any nationally recognized overnight delivery service to the Company at:

                           to the Company:

                           Western Publishing Group, Inc.
                           444 Madison Avenue
                           New York, New York  10022
                           Telecopy:  (212) 888-5025
                           Attn:  Chief Executive Officer
                           with a copy to:

                           General Counsel
                           Western Publishing Group, Inc.
                           444 Madison Avenue
                           New York, New York  10022
                           Telecopy:  (212) 888-5025

                           and, until the effective date hereof, a copy to:

                           Milbank, Tweed, Hadley & McCloy
                           One Chase Manhattan Plaza
                           New York, New York  10028
                           Telecopy:  (212) 530-5219
                           Attn:       Lawrence Lederman, Esq.

and to GP Holding and each Holder at such address set forth on the signature page hereof or as shall be furnished in writing to the Company. All such notices, requests, demands and other communication shall, when mailed (registered or certified mail, return receipt requested, postage prepared), personally delivered, or telegraphed, be effective four (4) days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied or delivered by any nationally recognized overnight delivery service, shall be effective upon actual receipt.

                  SECTION 14. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                  SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  SECTION 16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or
                                      18
affecting the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 17. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof or thereof.

                  SECTION 18. Entire Agreement. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

                  SECTION 19. Effective Date. This Agreement shall become effective as of the date of consummation of the transactions contemplated by the Securities Purchase Agreement, and this Agreement shall have no effect for any purpose unless and until such transactions have been consummated.

                  IN WITNESS WHEREOF, the Company and each of the undersigned parties has executed this Agreement effective for all purposes as of the date first above written.


                                       WESTERN PUBLISHING GROUP, INC.


                                       By: _________________________
                                           Name:
                                           Title:



                                       ______________________________
                                       Richard A. Bernstein


                                       RICHARD A. BERNSTEIN AND STUART TURNER,
                                       trustees u/a March 16, 1978 fbo Richard
                                       A. Bernstein


                                       By: ___________________________
                                           Richard A. Bernstein
                                           Trustee


                                       By: ___________________________
                                           Stuart Turner
                                           Trustee


                                       THE RICHARD A. AND AMELIA BERNSTEIN
                                       FOUNDATION, INC.

                                       _______________________________
                                       Richard A. Bernstein
                                       President


                                       Address for notices for all
                                       Holders named above:


                                       _______________________________

                                       FLEET NATIONAL BANK OF CONNECTICUT

                                       trustee u/a Barry S. Bernstein dated
                                       April 5, 1986 fbo Richard A. Bernstein


                                       By: ________________________________
                                           Name:
                                           Title:


                                       Address for notices:

                                       Fleet National Bank of Connecticut
                                       P.O. Box 1454
                                       One Landmark Square
                                       Stamford, Connecticut 06904
                                       Telecopy:  _______________
                                       Attn:  Ms. Catherine Clark
Section 12 is hereby
acknowledged and agreed to:

GOLDEN PRESS HOLDING, L.L.C.

By: WARBURG, PINCUS VENTURES, L.P.
    Member


    By: __________________________
        Name:
        Title: General Partner

Address for notices:

Golden Press Holding, L.L.C.
c/o Warburg, Pincus Ventures, L.P.
466 Lexington Avenue
New York, New York  10017
Telecopy:  (212) 878-9351
Attn:  Joanne R. Wenig

with a copy to:

Willkie Farr & Gallagher
153 East 53rd Street
New York, New York  10022
Telecopy:  (212) 821-8111
Attn:  Jack H. Nusbaum, Esq.

                             Index of Defined Terms

Bernstein.............................  1
Bernstein Foundation..................  1
Bernstein Trust.......................  1
Commission............................  1
Common Stock..........................  1
Company...............................  1
Demanding Holders.....................  7
Exchange Act..........................  1
Fleet National Trust..................  1
Final Prospectus...................... 16
GP Holding............................  5
Holders...............................  1
Indemnified Party..................... 14
Indemnifying Party.................... 14
Initiating Holder.....................  2
Registrable Securities................  2
Registration Expenses.................  2
Selling Expenses......................  2
Shelf Registration Statement..........  8
Act...................................  1
GP Holding Holders....................  7
Securities Purchase Agreement......... 13